UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Unaudited Results of Operations and Financial Condition

On February 20, 2007, the Company issued a press release that, among other items, disclosed that it expected to file its Form 10-K for the period ended December 31, 2005, on or before March 15, 2007.

While the Company has completed the preparation of its Form 10-K, in all material respects, including its Management’s Discussion and Analysis, Financial Statements, and related disclosures, its Independent Registered Public Accounting Firm has not yet completed its requisite audit of the Financial Statements and related disclosures included in its Form 10-K and Opinion on the Adequacy of Internal Controls over Financial Reporting. As a result, the Financial Statements and related disclosures are currently unaudited. Accordingly, the Company is filing on this Form 8-K all of the sections and items of its Form 10-K for the fiscal year ended December 31, 2005, except for Item 9A-Controls and Procedures, the Report of Independent Registered Public Accounting Firm, Management’s Report on Internal Control Over Financial Reporting, which will contain descriptions of material weaknesses listed in Item9A, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, and the Exhibit List.

The Company’s Independent Registered Public Accounting Firm has advised the Company that it anticipates the completion of its audit process within approximately one week, subject to the identification of any unanticipated matter and necessary review. The Company does not anticipate any material changes to the information contained in the unaudited Financial Statements and related disclosures.

The Company intends to conduct a conference call for investors shortly after the filing of the complete Form 10-K with the Securities and Exchange Commission. By providing all of the sections of the Form 10-K except for Item 9A-Controls and Procedures, the Report of Independent Registered Public Accounting Firm, Management’s Report on Internal Control Over Financial Reporting, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, and the Exhibit List, the Company believes that its investors are given more opportunity to review the document and financial statements.

In a press release dated March 15, 2007, which is incorporated as an exhibit to this Form 8-K, the Company discussed its continued utilization of locked-in assumptions in the computation of benefit reserves for policyholders and unamortized deferred acquisition cost asset as of December 31, 2005. The Company will continue the use of locked-in factors, in accordance with generally accepted accounting principles, while it pursues its request for interpretation with the staff of the Securities and Exchange Commission regarding the use of prospective unlocking of these assumptions in the future.

The Company also reported in the attached press release that it estimates book value per outstanding share of its common stock to be $10.95 at December 31, 2005, as is reflected in its unaudited Financial Statements and related disclosures included in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Press release issued on March 15, 2007
99.2	Unaudited financial statements and related disclosures for the period ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

March 15, 2007	By: /s/ Mark Cloutier
Name: Mark Cloutier

Title: Executive Vice President,

Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description

99.1	Press release issued on March 15, 2007
99.2	Unaudited financial statements and related disclosures for the period ended December 31, 2005

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